UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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American Patriot Financial Group, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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American Patriot Financial Group, Inc.

P.O. Box 610

Greeneville, Tennessee 37744

July 20, 2012

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of American Patriot Financial Group, Inc. (the “Company”) to be held at 2:30 p.m. Eastern Daylight Time, on Friday, August 31, 2012, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee 37743.

At the meeting you will be asked to:

•	Elect one Class II director to serve until the 2015 annual meeting of shareholders and one Class I director to serve until the 2014 annual meeting of shareholders, those persons to serve until the end of their respective terms and until their respective successors are duly elected and qualified;

•	Ratify the appointment of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm for fiscal year 2012; and

•	Transact such other business as may properly come before the annual meeting or any adjournment thereof.

The Securities and Exchange Commission rules allow us to furnish proxy materials to our shareholders on the Internet. We are pleased to take advantage of these rules and believe that they enable us to provide our shareholders with the information that they need, while lowering the cost of delivery and reducing the environmental impact of our annual meeting. A notice of annual meeting of shareholders, proxy statement, form of proxy and our fiscal 2011 Annual Report to Shareholders are available on our web site at www.americanpatriotbank.com/investor_2012.htm.

It is important that your shares are represented and voted at the annual meeting, regardless of the size of your holding.  We would appreciate your voting by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials so that your shares can be voted in the event you are unable to attend the annual meeting.  If you are present at the meeting and desire to vote your shares personally, your proxy will be withheld from voting upon your request. Whether or not you plan to attend the meeting, it is important that you promptly vote your shares by proxy over the Internet as soon as possible.

Please RSVP to Sherilyn Bannach on or before August 21, 2012 at (423) 636-1555 if you plan on personally attending the annual meeting. If you have any questions in the interim, please do not hesitate to contact me.

Sincerely,

/s/ James Randal Hall
Chief Executive Officer

American Patriot Financial Group, Inc.

P.O. Box 610

Greeneville, Tennessee 37744

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 31, 2012

Notice is hereby given that the Annual Meeting of Shareholders of American Patriot Financial Group, Inc. (the “Company”) will be held on Friday, August 31, 2012, at 2:30 p.m. Eastern Daylight Time, at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee 37743, for the following purposes:

1.	To elect one Class II director to serve until the 2015 annual meeting of shareholders and one Class I director to serve until the 2014 annual meeting of shareholders, those persons to serve until the end of their respective terms and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm for fiscal year 2012; and

3.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

Only shareholders of record at the close of business on July 2, 2012 are entitled to notice of and to vote at the annual meeting and any adjournment thereof.

Whether you expect to attend the annual meeting or not, please vote your shares by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials.  In the event you attend the meeting, you may revoke your proxy at any time before balloting and vote your shares in person.

By Order of the Board of Directors

/s/ T. Don Waddell
T. Don Waddell
Secretary

July 20, 2012

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the

Shareholders’ Meeting to be Held on August 31, 2012

 We are providing this proxy statement in connection with the solicitation by the board of directors, or the board, of American Patriot Financial Group, Inc., a Tennessee corporation and bank holding company (the “Company,” “we,” or “us”), of proxies to be voted at our 2012 Annual Meeting of Shareholders and any adjournment or postponement of the meeting (the “Shareholders’ Meeting”).

On July 20, 2012, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed to our shareholders as of the record date containing instructions on how to access the proxy statement (including all attachments), a form of proxy card, our 2011 Annual Report and any amendments to the foregoing materials that are required to be furnished to shareholders online, and how to vote.  If you prefer to receive the proxy materials in the mail and to vote by mail, you may request a printed copy of the materials by sending your request to American Patriot Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744, Attention: Sherilyn Bannach, or by calling (423) 636-1555 or emailing stock@americanpatriotbank.com.  You will not receive printed copies of the proxy materials in the mail unless you specifically request them.

This proxy statement, the Company’s 2011 Annual Report and a proxy card are available at: www.americanpatriotbank.com/investor_2012.htm.

The Shareholders’ Meeting will be held August 31, 2012 at 2:30 p.m. Eastern Daylight Time at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee 37743. In order to obtain directions to attend the Shareholders’ Meeting, please call (423) 636-1555.

The Proposals to be voted upon at the Shareholders’ Meeting, all of which are more completely set forth in this proxy statement, are as follows:

1.	To elect one Class II director to serve until the 2015 annual meeting of shareholders and one Class I director to serve until the 2014 annual meeting of shareholders, those persons to serve until the end of their respective terms and until their respective successors are duly elected and qualified;

2.	To ratify the appointment of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm for fiscal year 2012; and

3.	To transact such other business as may properly come before the Shareholders’ Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote FOR the approval of all of the Proposals.

American Patriot Financial Group, Inc.

P.O. Box 610

Greeneville, Tennessee 37744

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

INTRODUCTION

This Proxy Statement and accompanying proxy are being made available on the Internet to shareholders of American Patriot Financial Group, Inc. in connection with the solicitation of proxies by the board of directors to be used at the 2012 annual meeting of shareholders (the “Annual Meeting”). Your vote is very important.  For this reason, the board of directors is requesting that, if you are not able to attend the Annual Meeting, you allow your common stock to be represented at the meeting by the proxies named in the proxy card for use at the meeting. The Company mailed its Notice of Internet Availability of Proxy Materials (the “Notice”) to each shareholder entitled to vote at the Annual Meeting on or about July 20, 2012.

American Patriot Financial Group, Inc., is the bank holding company for American Patriot Bank (the “Bank”), headquartered in Greeneville, Tennessee. We have tried to make this proxy statement simple and easy to understand. The Securities and Exchange Commission (“SEC”) encourages companies to use “plain English,” and we will always try to communicate with you clearly and effectively. We will refer to the Company throughout as “we,” “us,” or the “Company.”

Information About the Annual Meeting

When is the Annual Meeting?

Friday¸ August 31, 2012 at 2:30 p.m. Eastern Daylight Time.

Where will the Annual Meeting be held?

General Morgan Inn, 111 North Main Street, Greeneville, Tennessee 37743.

What items will be voted upon at the Annual Meeting?

You will be voting upon the following matters:

1.	Elect one Class II director to serve until the 2015 annual meeting of shareholders and one Class I director to serve until the 2014 annual meeting of shareholders, those persons to serve until the end of their respective terms and until their respective successors are duly elected and qualified;

2.	Ratify the appointment of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm for fiscal year 2012; and

3.	Transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

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Who can vote?

You are entitled to vote your common stock if our records show that you held your shares as of the close of business on July 2, 2012 (the “Record Date”). Each shareholder is entitled to one vote for each share of common stock held on the Record Date. On the Record Date, there were 2,389,391 shares of common stock outstanding and entitled to vote. The common stock is our only class of outstanding voting securities.

How do I vote by proxy?

If you vote your shares by proxy before the Annual Meeting, the proxy holders designated in the proxy will vote your shares as you direct.  For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees, or (3) all of the nominees except those you designate.  For the ratification of the Company’s independent registered public accounting firm, you may vote “for” or “against” or you may “abstain” from voting.

If you vote your shares by proxy but do not specify how you want to vote your shares, we will vote them “for” the election of the nominees for directors and “for” the ratification of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm.

The board of directors knows of no other business to be presented at the Annual Meeting. If any matters other than those set forth above are properly brought before the Annual Meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

How do I change or revoke my proxy?

You can change or revoke your proxy at any time before it is voted at the Annual Meeting by:

1.	submitting another proxy with a more recent date than that of the proxy first given; or

2.	sending written notice of revocation to our corporate secretary, T. Don Waddell, c/o American Patriot Financial Group, Inc., P.O. Box 610, Greeneville, Tennessee 37744; or

3.	attending the Annual Meeting and voting in person, although attending the Annual Meeting will not by itself revoke your previously granted proxy.

If I plan to attend the Annual Meeting, should I still vote by proxy?

Yes. Casting your vote in advance does not affect your right to attend the Annual Meeting. Written ballots will be available at the Annual Meeting for shareholders of record. If you vote your shares by proxy and also attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote.

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How many votes are required?

If a quorum is present at the Annual Meeting, the director nominees will be elected by a plurality of the votes cast in person or by proxy at the meeting, and the ratification of the independent registered public accounting firm and any other matters submitted to the shareholders will require the affirmative vote of a majority of the votes cast in person or by proxy at the meeting. Our shareholders do not have cumulative voting rights with respect to the election of directors.

What constitutes as a “quorum” for the meeting?

A majority of the issued and outstanding shares of common stock, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the Annual Meeting. You are part of the quorum if you have voted by proxy. As of July 2, 2012, there were 2,389,391 shares of common stock issued and outstanding, so 1,194,696 shares are necessary to constitute a quorum.

What is the effect of abstentions and broker non-votes?

Abstentions and broker non-votes will be treated as present for purposes of determining a quorum but as unvoted shares for purposes of determining the approval of any matter submitted to the shareholders for a vote. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power with respect to a proposal and has not received instructions from the beneficial owner on how to vote the owner’s shares on that proposal. If your broker does not receive instructions from you, your broker will not be able to vote your shares in the election of directors, resulting in a broker non-vote. Therefore, it is very important that you instruct your broker how you wish your shares to be voted on this matter. So long as a quorum is present, abstentions and “non-votes” will have no effect on the election of directors or the ratification of the selection of the Company’s independent registered public accounting firm for fiscal 2012 or on any other proposal that properly comes before the Annual Meeting.

Who pays for the solicitation of proxies?

This proxy statement is being furnished in connection with the solicitation of proxies by the Company’s board of directors. The Company will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. In addition to being solicited through the mails, proxies may be solicited personally or by telephone, facsimile, electronic mail, or telegraph by officers, directors, and employees of the Company and the Bank who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons. Such brokerage houses and other custodians, nominees, and fiduciaries will be reimbursed for their reasonable expenses incurred in such connection.

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When are shareholder proposals for next year’s annual meeting due?

Proposals by shareholders to be considered for inclusion in the proxy materials solicited by the directors for the annual meeting in 2013 must be received by the Secretary of the Company at P.O. Box 610, Greeneville, Tennessee 37744, no later than March 22, 2013. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934, as amended.

If a shareholder, rather than placing a proposal in our proxy materials as discussed above, commences his or her own proxy solicitation for the 2013 annual meeting or seeks to nominate a candidate for election or propose business for consideration at such meeting, the shareholder must notify the Company of such proposal at the address above no later than June 5, 2013. If notice is not received by this date, the Company may exercise discretionary voting authority as to that matter under proxies solicited for the 2013 annual meeting.

Proposal 1 - Election of Directors

Our board of directors is divided into three classes, designated Classes I, II, and III, as nearly equal in number as the then total number of directors permits. The board has nominated Wendy C. Warner to serve as a Class II director until the 2015 annual meeting of shareholders and James Randal Hall to serve as a Class I director until the 2014 annual meeting of shareholders. We do not anticipate that Ms. Warner or Mr. Hall will be unavailable for election, but if such a situation arises, the proxy will be voted in accordance with the best judgment of the named proxies unless you have directed otherwise. William J. Smead and Roger A. Woolsey will continue as members of the board until their respective terms expire, as indicated below. Assuming a quorum is present, the election of directors requires a plurality of the votes cast by the shares of common stock entitled to vote in the election of directors.

The information describing the current position and prior business experience of the nominees and each continuing director below contains information regarding the person’s service as a director, business experience, public reporting company director positions held currently or at any time during the last five years and the experiences, qualifications, attributes or skills that caused the board of directors to determine that the persons should serve as a director of ours. Shares of common stock represented by proxy cards returned to us will be voted for the nominees listed below unless you specify otherwise.

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CLASS II NOMINEE FOR ELECTION

(Term Expiring 2012)

Name	Age	Business Experience During Past Five Years and Position Held With the Bank and the Company	Director Since

Wendy C. Warner	51	Real Estate; Director and Chairman of the Board	2001*

* Includes time served on Bank of Greeneville Board of Directors

Wendy C. Warner is a director and serves as Chairman of the Board of the Company and the Bank. Ms. Warner is the President of Warner Realty Company, West Main Cash, Inc. and SAWLEW Inc., all in Greeneville, Tennessee. She graduated from East Tennessee State University in 1986 with a B.S. in business administration. She has received the CCIM designation. Ms. Warner’s familiarity with the area’s commercial and consumer real estate environment is useful to the Company’s board. In addition, Ms. Warner has small business management experience and an extensive network of contacts in the local business community.

CLASS I NOMINEE FOR ELECTION

(Term Expiring 2012)

Name	Age	Business Experience During Past Five Years and Position Held With the Bank and the Company	Director Since

James Randal Hall	56	Banking; Chief Executive Officer and President of the Company and the Bank	2011

James Randal Hall has served as the Chief Executive Officer and President of the Bank and the Company since June 2011. Prior to that time, he served as the Bank’s Senior Vice President – Senior Lender and Chief Credit Officer since August 2010. Before coming to American Patriot Bank, he served as Senior Vice President – Lending, Chief Lending Officer with Clayton Bank and Trust in Knoxville, Tennessee from May 2008 to August 2010 and Senior Vice President of Commercial Lending with Citizens Bank in Morristown, Tennessee from December 2001 to May 2008. The board believes that Mr. Hall’s extensive banking experience and his experience  managing the day to day operations of the Company’s business as the Company’s and the Bank’s Chief Executive Officer provide the board with knowledge and insight into the Company’s operations and make him a valuable member of the board.

The board of directors recommends that you vote FOR the election of the above nominees for Class I and II director.

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CLASS III INCUMBENT DIRECTORS

(Terms Expiring 2013)

Name	Age	Business Experience During Past Five Years and Position Held With the Bank and the Company	Director Since

William J. Smead	66	Physician; Director	2001*

Roger A. Woolsey	57	Attorney; Director	2001*

* Includes time served on Bank of Greeneville Board of Directors

William J. Smead is a director of the Company and the Bank. He served as Chairman of the Board from October 9, 2007 to December 31, 2010 and as as interim Chief Executive Officer from March 5, 2009 to November 5, 2009. Dr. Smead is a physician and principal in The Greeneville Eye Clinic in Greeneville, Tennessee. He received his undergraduate degrees from the University of Arkansas in Fayetteville, Arkansas, and he also received his Medical Degree from the University of Arkansas. Dr. Smead has extensive experience as a physician in the communities that the Company serves, and his experience as a successful small business owner and active involvement in a number of community activities in the Company’s market area are useful to the board.

Roger A. Woolsey is a director of the Company and the Bank. Mr. Woolsey has practiced law in Greeneville, Tennessee, with Woolsey & Woolsey attorneys at law since 1979. He received both his undergraduate degree and his law degree from the University of Tennessee in Knoxville. Mr. Woolsey’s over 32 years of legal practice in the Greene County, Tennessee area, during which he has represented a broad array of corporate and municipal clients, contribute to the breadth and depth of experience on the board through the inclusion of a member with an understanding of a broad range of legal and regulatory matters.

Effective June 15, 2011, John D. Belew resigned from the board of directors. He was replaced as a director by Mr. Hall. From 2009 to 2010, two additional directors resigned from the board. The board is actively seeking a replacement for each of those directors.

Executive Officers

Our board of directors has the power to appoint our officers. Each officer will hold office for such term as may be prescribed by the board of directors and until such person’s successor is chosen and qualified or until such person’s death, resignation, or removal. The Company has the following executive officer in addition to Ms. Warner, the Chairman of the Board, and Mr. Hall, the Chief Executive Officer and President, whose descriptions are detailed above.

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Name	Age	Present Position

T. Don Waddell	64	Chief Financial Officer, Secretary

T. Don Waddell has served as the Chief Financial Officer and Secretary of the Bank and the Company since 2001. Prior to joining the Bank, Mr. Waddell was a Certified Public Accountant in public practice and was the Chief Financial Officer of Greene County Bancshares, Inc., Greeneville, Tennessee, for eight years. Mr. Waddell received his undergraduate degree from East Tennessee State University in 1973.

Information about the Board of Directors

Role of the Board

Pursuant to Tennessee law, the Company’s business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of the Company, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

Board Structure

The Company’s bylaws provide that the board of directors shall consist of no fewer than five nor more than 25 members. Mr. Hall was appointed to the board of directors in July 2011 to replace John D. Belew, who resigned in June 2011. From 2009 to 2010, two additional directors resigned from the board. As a result, the board is currently composed of four members. The board is actively seeking replacement directors.

The directors are divided into three classes, each of which is as nearly equal in number as possible. The directors in each class hold office for staggered terms of three years each. Staggered terms make it more difficult for shareholders, including those holding a majority of the Company’s common stock, to force an immediate change in the composition of a majority of the board of directors. Since the terms of only one-third of the incumbent directors expire each year, two annual meetings of shareholders would be required to change a majority of the Company’s directors, provided that no directors resigned, were removed, or died during their terms of office and the vacancies created thereby were not filled by an affirmative vote of a majority of the board of directors.

Board Leadership Structure

The Company separates the roles of Chief Executive Officer and Chairman of the Board in recognition of the differences between the two roles. The Chief Executive Officer is responsible for setting the strategic direction for the Company and the day to day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for board meetings and presides over meetings of the full board.

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2011 Board and Committee Meetings

During 2011, the Bank’s board of directors held 17 meetings, the Company’s then-current board of directors held 8 meetings, the Audit Committee held 5 meetings, the ALCO Committee held 13 meetings, the IT Committee held 4 meetings, the Compensation Committee held 6 meetings, the Compliance Committee held 5 meetings, and the Loan Committee held 17 meetings. All then-current board members attended at least 75% of our board meetings and the meetings of the committees of which that director is a member.

Attendance at Annual Shareholders’ Meeting

All directors are expected to attend the annual shareholders’ meeting and their attendance is recorded in the minutes. All board members attended the 2011 annual meeting of shareholders.

Board Committees

The board has two standing committees: the Audit Committee and the Compensation Committee.

Audit Committee. The Audit Committee consists of Messrs. Woolsey and Smead and Ms. Warner. The Audit Committee has the authority and responsibility to ensure the accuracy and reliability of the Company’s financial statements; adequate internal controls and operating procedures; and compliance with all laws, regulations, and policies. No member of the Audit Committee is an “Audit Committee Financial Expert” as that term is defined in Item 407(d) of Regulation S-K. The board believes that the expense to retain an Audit Committee Financial Expert at this time is cost prohibitive. However, the board believes that each Audit Committee member has sufficient knowledge in financial and auditing matters to serve on the Audit Committee. The Committee has the authority to engage legal counsel or other experts or consultants as it deems appropriate to carry out its responsibilities. The Audit Committee has adopted a written charter which is available on the Company’s website at www.americanpatriotbank.com.

Compensation Committee. The Compensation Committee consists of Messrs. Woolsey and Smead and Ms. Warner. The Compensation Committee evaluates the performance of the Bank’s executive officers and determines their compensation. The Compensation Committee does not have a charter.

Nominations for Directorships

The Company currently has no standing nominating committee because of the long tenure of the majority of the current directors, other than Mr. Hall, because a majority of the members of the board are independent and because the Company has determined that the entire board of directors itself adequately serves the function of a nominating committee.

With respect to the nominating process, the board discusses and evaluates possible candidates in detail. The board selects new nominees for the position of an independent director based on the following criteria:

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•	Personal qualities and characteristics, experience, accomplishments and reputation in the business community.

•	Current knowledge and contacts in market areas the Bank serves in the banking industry or other industries relevant to the Company’s business.

•	Diversity of viewpoints, background, experience and other demographics.

•	Ability and willingness to commit adequate time to board and committee matters.

•	The fit of the individual’s skills and personality with those of other directors and potential directors in building a board that is effective and responsive to its duties and responsibilities.

The board does not set specific, minimum qualifications that nominees must meet in order for the board to select them as nominees nor has the board adopted a formal diversity policy, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the board of directors. In making recommendations for nominees to the board of directors, the board seeks to include directors who, when taken together with the other nominees and continuing directors, will create a board of directors that offers a diversity of education, professional experience, background, age, perspective, viewpoints and skill.

Once a candidate is identified whom the board wants seriously to consider and move toward nomination, the Chairman of the Board, the Chief Executive Officer and/or other directors will enter into a discussion with that nominee.

Director Independence

The board has determined that each of William J. Smead, Roger A Woolsey and Wendy C. Warner is an “independent director” within the meaning of Marketplace Rule 5605(a)(2) of the Nasdaq Stock Market, LLC.

Shareholder Nominations of Directors

The board will consider nominees recommended by shareholders, and any such nominee is given appropriate consideration in the same manner as other nominees using the same criteria described above and considering the additional information referred to below. Shareholders who wish to submit nominees for director for consideration by the board for election may do so by submitting in writing such nominees’ names in compliance with the procedures as described below, to the Chairman of the Board, in care of the Corporate Secretary. Pursuant to the Company’s bylaws, a shareholder’s nomination must be mailed to and received by the Company’s Secretary not less than 120 days prior to the meeting at which directors are to be elected. A shareholder’s nomination must contain:

•	A statement that the writer is a shareholder and is proposing a candidate for consideration by the board;

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•	The name of and contact information for the candidate;

•	A statement of the candidate’s business and educational experience;

•	Information regarding each of the factors listed above, sufficient to enable the board to evaluate the candidate;

•	A statement detailing any relationship or understanding between the proposing shareholder and the candidate;

•	A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

•	A statement of the number of shares of the Company's common stock that the nominating shareholder holds of record or in which the nominating shareholder has a beneficial interest and the number of such shares that have been held for more than one year.

The Company does not pay a fee to any third party to identify or evaluate or assist in the identification or evaluation of potential nominees to its board.

Shareholder Communication with the Board of Directors

Shareholders desiring to communicate with our board of directors on matters other than director nominations should submit their communication in writing to the Chairman of the Board of Directors, c/o Corporate Secretary, American Patriot Financial Group, Inc., 3095 Andrew Johnson Highway, Greeneville, Tennessee 37745, and identify themselves as a shareholder. The Corporate Secretary will forward all such communication to the Chairman of the Board for a determination as to how to proceed.

Board’s Role in Risk Oversight

While the board of directors has the ultimate oversight responsibility for the risk management process, various committees of the board of directors assist the board of directors in fulfilling its oversight responsibilities in certain areas of risk. In particular, the Audit Committee focuses on financial and enterprise risk exposures, including internal controls, and discusses with management, the internal auditors, and the independent registered public accountants the Company’s policies with respect to risk assessment and risk management, including risks related to fraud, liquidity, credit operations and regulatory compliance. The Audit Committee also assists the board in fulfilling its duties and oversight responsibilities relating to the Company’s compliance and ethics programs, including compliance with legal and regulatory requirements.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of Company Common Stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

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To our knowledge, based solely on its review of the copies of such forms received by it during the year ended December 31, 2011, or written representations from certain reporting persons, that no Forms 5 were required for those persons, all filing requirements applicable to the Company’s officers, directors and greater than ten percent beneficial owners were complied with during the period ended December 31, 2011.

Proposal 2 - Ratification of the Appointment of Hazlett, Lewis & Bieter, PLLC
as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2012

The board of directors has confirmed the appointment by the Audit Committee of Hazlett, Lewis & Bieter, PLLC (“HLB”) as the Company’s independent registered public accounting firm for fiscal year 2012. HLB has served as the Company’s independent registered public accounting firm since May 22, 2007. The Company’s board of directors approved the appointment of HLB, based upon the recommendation of the Audit Committee.

Representatives of HLB will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Assuming a quorum is present, the appointment of HLB as the Company’s independent registered public accounting firm for fiscal year 2012 will be ratified if more votes are cast in favor of the ratification than against it.

For services rendered in 2011 and 2010 by HLB, our current independent independent registered public accounting firm, we incurred the following fees:

Audit Fees

The aggregate fees billed by HLB for audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q for fiscal year 2011 were $94,008. The aggregate fees billed by HLB for audit of our annual financial statements and the reviews of the financial statements included in our Forms 10-Q for fiscal year 2010 were $93,976.

Audit Related Fees

None.

Tax Fees

The aggregate fees billed by HLB for professional services for tax compliance, tax advice and tax planning in fiscal year 2011 were $8,200. The aggregate fees billed by HLB for professional services for tax compliance, tax advice and tax planning in fiscal year 2010 were $8,000.

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All Other Fees

There were no fees billed by HLB for other services rendered in 2011 or 2010.

The Audit Committee has adopted pre-approval policies and procedures for audit and non-audit services to be performed by HLB, as the registered public accounting firm that performs the audit of our consolidated financial statements that are filed with the SEC. All services by HLB must be pre-approved by the Audit Committee. The Audit Committee considered whether the provision of audit-related and other non-audit services conflicts with HLB’s independence and found that this provision of services is compatible with maintaining the principal accountant’s independence.

The Audit Committee approved all of the above services performed by HLB.

The board of directors recommends that you vote FOR the ratification of Hazlett, Lewis & Bieter, PLLC as the Company’s independent registered public accounting firm for fiscal year 2012.

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EXECUTIVE COMPENSATION

Risk Assessment of Compensation Policies

The board has reviewed our compensation policies as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk taking, and that the level of risk that they do encourage is not reasonably likely to have a materially adverse effect on the Company.

Summary Compensation Table

The following table sets forth the aggregate remuneration paid by the Company for services for the years ended December 31, 2011 and December 31, 2010 to the individuals listed below (the “Named Executive Officers”). No other officer of the Company or the Bank received compensation in excess of $100,000 during 2011 or 2010.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Non-qualified deferred compensation earnings ($)	All Other Compensation ($)		Total ($)
James Randal Hall	2011	$126,946	$0	$0	$0		$126,946
President and Chief
Executive Officer(1)

John D. Belew	2011	$67,203	$0	$0	$0		$67,203
Former President and Chief
Executive Officer(2)	2010	$158,029	$0	$0	$7,000	(3)	$165,029

*	The named executive officers did not receive any stock awards, option awards, non-equity incentive plan compensation, or had non-qualified deferred compensation earnings.
(1)	Mr. Hall was appointed to serve as President and Chief Executive Officer of the Company and the Bank effective June 15, 2011.
(2)	Mr. Belew resigned as President and Chief Executive Officer of the Company and the Bank effective June 15, 2011.
(3)	Includes Director fees of $7,000.

Employment Agreements

There are no employment agreements currently in place with respect to the Named Executive Officers.

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Equity Incentive

Currently, we do not have an equity incentive plan in which any Named Executive Officer participates, but at various times our board of directors, at its discretion, has granted stock option awards to executive officers as well as other employees.

Outstanding Equity Awards at Fiscal Year-End 2011

There were no outstanding option awards as of December 31, 2011 for our Named Executive Officers.

Retirement Benefits and Change of Control Benefits

The Company does not have a plan that provides for the payment of retirement benefits to a Named Executive Officer, and there are no contracts or agreements that provide payments to a Named Executive Officer at, following, or in connection with, the resignation, retirement or other termination of a Named Executive Officer, or a change in control of the Company.

Compensation Committee

The Compensation Committee of the board is currently comprised of three directors on the board of directors and is responsible for making decisions concerning cash and other compensation paid to our Chief Executive Officer and our other Named Executive Officers. Each member of the Compensation Committee is independent within the meaning of NASDAQ’s listing standards and is appointed annually.

The Compensation Committee has the authority to make all decisions relating to executive officer compensation, which are then reviewed by the full board. They may delegate that authority to other persons specifying what authority is so delegated and to whom.

The Compensation Committee meets periodically to evaluate the compensation and fringe benefits of our Named Executive Officers. The Compensation Committee met 6 times during 2011.

Director Compensation

Directors of the Company and the Bank have not received compensation for their service on the boards of directors of the Company and the Bank since August 2010. Information regarding director compensation received by James Randal Hall, the Company’s and the Bank’s President and Chief Executive Officer, and John D. Belew, the Company’s and the Bank’s former President and Chief Executive Officer and a former director, is included in the above Summary Compensation Table.

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Security Ownership of Certain Beneficial Owners

and Management

As of July 2, 2012, the Company’s records indicate the following number of shares of common stock were beneficially owned by (i) each person who is a director or a Named Executive Officer of the Company and (ii) all directors and executive officers as a group. Management is not aware of any change in control of the Company which has occurred since the Bank commenced operations on July 9, 2001, other than the share exchange with the Company on January 23, 2004, or any arrangement which may, at a subsequent date, result in a change in control of the Company. Management of the Company does not know of any person who owns, beneficially or of record, more than 5% of the Company’s outstanding common stock other than Dr. Smead, as indicated below. Except as otherwise indicated, each shareholder listed below has sole voting and investment power as to the shares owned by that person.

DIRECTORS AND EXECUTIVE OFFICERS

	Amount of Beneficial Ownership of Common Stock(#)		Percentage Ownership of Common Stock(%)(1)
James Randal Hall	0		*
3095 East Andrew Johnson Highway
Greeneville, Tennessee 37745

William J. Smead	135,166	(2)	5.66
3095 East Andrew Johnson Highway
Greeneville, Tennessee 37745

T. Don Waddell	6,000		*
3095 East Andrew Johnson Highway
Greeneville, Tennessee 37745

Wendy C. Warner	36,889	(3)	1.54
3095 East Andrew Johnson Highway
Greeneville, Tennessee 37745

Roger A. Woolsey	39,486	(4)	1.65
3095 East Andrew Johnson Highway
Greeneville, Tennessee 37745

John D. Belew	0		*
4185 Paxton Place
Birmingham, Alabama 35242

All executive officers and directors as a group (6 persons)	217,641		9.10

* Less than one percent.

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(1) Based on 2,389,391 shares of common stock issued and outstanding as of July 2, 2012, plus, for each person, any shares of common stock that person has the right to acquire within 60 days pursuant to stock options.

(2) Includes 67,000 shares beneficially owned by Dr. Smead’s wife.

(3) Includes 200 shares beneficially owned by Ms. Warner’s husband.

(4) Includes 850 shares beneficially owned by Mr. Woolsey’s wife.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Some directors and officers of the Bank and the Company are customers of the Bank and have had and expect to have loan transactions with the Bank in the ordinary course of business. In addition, some of the directors and officers of the Company and the Bank are, at present, as in the past, affiliated with businesses which are customers of the Bank and which have had and expect to have loan transactions with the Bank in the ordinary course of business. These loans were made in the ordinary course of business and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other parties. In the opinion of the board of directors, these loans do not involve more than a normal risk of collectibility or present other unfavorable features.

Other Directorships and Family Relationships

No director of the Company currently serves as a director of any other public company. We are not aware of any family relationships between any of our directors and executive officers.

CODE OF ETHICS

The board of directors of the Company has adopted a code of ethics that applies to all directors and executive officers of the Company, including the principal executive officer, the principal financial officer, and the principal accounting officer. The code of ethics, which fulfills the requirements of the criteria established by applicable SEC regulations, is part of the code of ethics that applies to all employees of the Bank. The code of ethics is available at the “About Us” section of the Bank’s website at www.americanpatriotbank.com. The Company will also provide a copy of the code of ethics free of charge to any person requesting a copy from the Company in writing. Such requests should be sent to the attention of James Randal Hall, Chief Executive Officer, at the address above.

Audit Committee Report

of the Board of Directors

The Audit Committee consists of three directors: Mr. Woolsey, Dr. Smead and Ms. Warner. Each member meets the independence and qualification standards required by the NASDAQ’s listing standards. During the fiscal year ended December 31, 2011, the Audit Committee met 5 times. The Audit Committee has adopted a written charter which is available on the Company’s website at www.americanpatriotbank.com.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Exchange Act of 1934, as amended, that might incorporate future filings by reference, including this proxy statement, in whole or in part, the following Audit Committee Report and the statements regarding the independence of the members of the Committee shall not be incorporated by reference into any such filings.

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The Audit Committee monitors and reviews the performance of the independent auditors and the quality and integrity of the Company’s internal accounting, auditing and financial reporting practices. The Committee’s chief duties are to:

•	hire one or more independent public accountants to audit the Company’s books, records and financial statements and to review its system of accounting, including its systems of internal control;

•	monitor and evaluate, independently and objectively, the Company’s internal financial controls and financial reporting procedure;

•	discuss with the independent accountants the results of their audits and reviews;

•	periodically communicate the Committee’s findings to the board of directors; and

•	facilitate communication among the board of directors, the independent auditors, and the Company’s management.

In this context, the Audit Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with it, the firm’s independence from the Company and its management. The Audit Committee has considered whether the independent registered public accounting firm provision of non-audit services to the Company is compatible with maintaining the registered public accounting firm’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors, and the board of directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the SEC.

Members of the Audit Committee:

William J. Smead
Wendy C. Warner
Roger A. Woolsey

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Other Matters

The board of directors, at the time of the preparation of this proxy statement, knows of no business to come before the Annual Meeting other than that referred to herein. If any other business should come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

By Order Of The Board Of Directors,

/s/ T. Don Waddell
T. Don Waddell
Secretary

Greeneville, Tennessee

July 20, 2012

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FORM OF PROXY

American Patriot Financial Group, Inc.

American Patriot Financial Group, Inc.

P.O. Box 610
Greeneville, Tennessee 37744

Annual Meeting of Stockholders on August 31, 2012

You may vote by:

INTERNET	**proxy.ilstk.com** (Must vote 2 days prior to meeting date.)
VOTER CONTROL NUMBER	
MAIL Must allow 10 business days for USPS delivery to ensure votes received.	**VOTE EITHER:** ☐ With Management on all Proposals (must sign below) **OR** Make individual selections below (must sign below)

If you plan to personally attend the Annual Meeting of Shareholders, please check the box below and list the names of the attendees on the reverse side.

ATTENDANCE	☐ YES ☐ NO

PROXY FOR COMMON SHARES
SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF AMERICAN PATRIOT FINANCIAL GROUP, INC.

The undersigned hereby appoints William J. Smead or T. Don Waddell as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of American Patriot Financial Group, Inc., which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the General Morgan Inn, 111 North Main Street, Greeneville, Tennessee on Friday, August 31, 2012, at 2:30 p.m. Eastern Daylight Time, or any adjournment thereof.

(1) Election of directors:

Class II director to serve until the 2015 and Class I director to serve until 2014 Annual Meeting of Shareholders.

	FOR	WITHHOLD
01 Wendy C. Warner	☐	☐
01 James Randal Hall	☐	☐

(2) As to the ratification of the appointment of Hazlett, Lewis & Bieter, PLLC as American Patriot Financial Group, Inc.'s independent registered public accounting firm for fiscal 2012.

☐ FOR ☐ AGAINST ☐ ABSTAIN

(3) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED <u>FOR</u> PROPOSALS 1 AND 2. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT.

SIGNATURE ____________ DATE ____________ SIGNATURE ____________ DATE ____________

Please sign exactly as your name(s) appear on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign. Only one signature is required.